Exhibit 99.2

SUBSCRIPTION AGREEMENT

September 7, 2023

Brand Engagement Network Inc.

145 E. Snow King Ave - PO Box 1045

Jackson, WY 83001

Attn: Michael Zacharski

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into as of September 7, 2023 (“Execution Date”), by and between Brand Engagement Network Inc., a Wyoming corporation (the “Company”), and the undersigned subscriber (“Subscriber”).

RECITALS

WHEREAS, the Company is planning to enter into that certain Business Combination Agreement and Plan of Reorganization (the “BCA”) with DHC Acquisition Corp., a Cayman Islands exempted company (“SPAC”), BEN Merger Subsidiary Corp., a Delaware corporation (“Merger Sub”), the Company and, solely with respect to certain provisions thereto, DHC Sponsor, LLC, a Delaware limited liability company, pursuant to which, among other things, SPAC will domesticate as a Delaware corporation in accordance with Section 388 of the General Corporation Law of the State of Delaware and the Companies Act (as amended) of the Cayman Islands (the “Domestication”) (as domesticated, “PubCo”), Merger Sub will merge with and into the Company, with the Company as the surviving company in the merger and, after giving effect to such merger, becoming a direct wholly owned subsidiary of PubCo, on the terms and subject to the conditions therein (such merger, the “Business Combination”);

WHEREAS, in connection with the Business Combination, Subscriber desires to subscribe for and purchase from the Company in a private placement subject to the terms and conditions set forth herein, and the Company desires to issue and sell to Subscriber, as of immediately prior to the closing of the Business Combination (the “Business Combination Closing”), a number of shares (the “Initial Shares”) of the Company’s common stock, par value $0.001 (“Company Common Stock”), which shall convert into 650,000 shares of PubCo’s voting common stock, par value $0.0001 per share (“PubCo Common Stock”), upon the Business Combination Closing at the Exchange Ratio (as defined in the BCA), for an aggregate purchase price of $6.5 million for the Initial Shares (and the purchase price per share of Company Common Stock, the “Per Share Price”); and

WHEREAS, Subscriber desires to subscribe for and purchase, and the Company desires to issue and sell to Subscriber, in a private placement subject to the terms and conditions set forth herein, additional shares of Company Common Stock (the “Installment Shares” and together with the Initial Shares, the “Subscribed Shares”) at the Market Price (as defined below), which obligation to issue and sell the Installment Shares shall be assigned to and assumed by PubCo in connection with the Business Combination Closing, with the number of Installment Shares subject to automatic adjustment to give equitable effect to any subsequent stock splits, dividends or combinations, such that Subscriber shall purchase additional shares of PubCo Common Stock, as described in Section 1(b) of this Subscription Agreement (the “Assignment”), upon the first four anniversaries of the Business Combination Closing, for an aggregate purchase price after all installments of $26.0 million of the Installment Shares.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Subscription; Assignment.

(a) Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company, and the Company agrees to issue and sell to Subscriber, (i) the Initial Shares at the Per Share Price and (ii) the Installment Shares at the Market Price.

(b) In connection with the Business Combination Closing, the Company shall assign its obligations hereunder, and shall cause the PubCo to assume (the “Assignment”) the Company’s obligations hereunder, and the obligation of Subscriber to purchase (and the Company to issue) the Installment Shares in shares of Company Common Stock from the Company shall automatically be adjusted to become the obligation of Subscriber to purchase (and PubCo to issue) shares of PubCo Common Stock.

2. Closing; Delivery of Subscribed Shares.

(a) The closing of the sale of the Initial Shares, and the obligation of Subscriber to purchase the Installment Shares as contemplated hereby (the “Initial Offering Closing,” and the date on which the Initial Offering Closing actually occurs, the “Initial Offering Closing Date”), is contingent upon the substantially concurrent consummation of the Business Combination Closing and the satisfaction or waiver of the applicable closing conditions set forth in Section 3. The Initial Offering Closing shall occur on the date of, and immediately prior to, the Business Combination Closing.

(b) The closings of the sale of the Installment Shares are contingent upon the consummation of the Initial Offering Closing and the satisfaction or waiver of the applicable closing conditions set forth in Section 3(e)(i). Such closings of the sale of the Installment Shares shall occur in four equal amounts on each of the first four anniversaries of the Business Combination Closing (or such earlier dates as requested by Subscriber and mutually agreed by Company and PubCo) until the entire amount of the Installment Shares shall have been purchased and sold (each such closing, an “Installment Offering Closing” and each Initial Offering Closing and Installment Offering Closing, an “Offering Closing” and each such date on which an Installment Offering Closing occurs, an “Installment Offering Closing Date” and each Initial Offering Closing Date and Installment Offering Closing Date, an “Offering Closing Date”). On each Installment Offering Closing Date, the number of Installment Shares purchased by Subscriber in consideration of its payment to PubCo of $6,500,000 shall be determined by reference to the Market Price for such Installment Shares. The “Market Price,” as of any date, means the lesser of (i) $10.00 and (ii) one of the following: (x) the average of the last reported sale prices for the shares of PubCo Common Stock on Nasdaq (defined below) for the twenty (20) trading days immediately preceding such date, or (y) if Nasdaq is not the principal trading market for the shares of PubCo Common Stock, the average of the last reported sale prices on the principal trading market for the PubCo Common Stock during the same period as reported by Bloomberg, or (z) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the fair market value as reasonably determined in good faith by the Board of Directors of PubCo. Notwithstanding the foregoing, in no event shall the purchase price per share of the PubCo common stock be less than $2.11 per share. In the event the issuance of any Installment Shares would require the approval of stockholders under Nasdaq Listing Rule 5635(d), PubCo shall use its commercially reasonable efforts to obtain such approval for the issuance of the Installment Shares (the “Stockholder Approval”). To the extent the Stockholder Approval is not obtained, the portion of Installment Shares necessitating such Stockholder Approval will not be issued.

(c) The Company shall provide written notice (which may be via email) to Subscriber (the “Business Combination Closing Notice”) that the Company reasonably expects the Business Combination Closing to occur on a date specified in the notice (the “Scheduled Business Combination Closing Date”) that is not less than three (3) business days after the date of the Business Combination Closing Notice, which Business Combination Closing Notice shall contain the Company’s wire instructions for an escrow account (the “Escrow Account”) established by the Company with a third party escrow agent (the “Escrow Agent”) to be identified in the Business Combination Closing Notice. The failure of the Business Combination Closing to occur on the Scheduled Business Combination Closing Date shall not terminate this Subscription Agreement or otherwise relieve either party of any of its obligations hereunder. At least two (2) business days prior to the Scheduled Business Combination Closing Date, Subscriber shall deliver or cause to be delivered to the Escrow Account the aggregate purchase price for the Initial Shares by wire transfer of U.S. dollars in immediately available funds. The wire transfer shall identify Subscriber, and unless otherwise agreed by the Company, the funds shall be wired from an account in Subscriber’s name. Upon the Initial

Offering Closing, the Company shall provide instructions to the Escrow Agent to release the funds in the Escrow Account to the Company against delivery to Subscriber of the Initial Shares, free and clear of any liens or other restrictions whatsoever (other than those arising under state or federal securities laws or those incurred by Subscriber), in book-entry form as set forth in Section 2(d) below. If this Subscription Agreement is terminated prior to the Initial Offering Closing and any funds have already been sent by Subscriber to the Escrow Account, or the Business Combination Closing Date does not occur within three (3) business days after the Scheduled Business Combination Closing Date specified in the Business Combination Closing Notice, the Company shall or shall cause the Escrow Agent to promptly (but not later than five (5) business days after the Scheduled Business Combination Closing Date specified in the Business Combination Closing Notice), return the funds delivered by Subscriber for payment of the Initial Shares by wire transfer in immediately available funds to the account specified in writing by Subscriber (provided, that the failure of the Business Combination Closing Date to occur within such three (3) business day period and the return of the relevant funds shall not relieve Subscriber from its obligations under this Subscription Agreement for a subsequently rescheduled Business Combination Closing Date determined by the Company in good faith).

(d) Promptly after the Initial Offering Closing, the Company shall deliver (or cause the delivery of) the Initial Shares to Subscriber, its permitted assignee or a custodian designated by Subscriber, as indicated on the signature page below, in book-entry form with a restrictive legend in substantially the form set forth in Section 5(b) below. Additionally, promptly after the Initial Offering Closing, the Company shall cause PubCo to establish a share reserve account with its transfer agent, reserving the Installment Shares for issuance.

(e) At least one (1) business day prior to each Installment Offering Closing, Subscriber shall wire directly to PubCo the aggregate Market Price of the applicable Installment Shares from an account in Subscriber’s name to an account then designated by Company, and the Company shall deliver (or cause the delivery of) the applicable Installment Shares to Subscriber on each Installment Offering Closing Date, in book-entry form with a restrictive legend in substantially the form set forth in Section 5(b).

3. Closing Conditions.

(a) The obligations of each of the parties to consummate the Initial Offering Closing are subject to the satisfaction or valid waiver by each party of the conditions that, on the Initial Offering Closing Date:

(i) no suspension of the qualification of the Subscribed Shares for offering or sale or trading in any jurisdiction, or initiation or threatening of any proceedings for any of such purposes, shall have occurred and be continuing;

(ii) no governmental authority of competent jurisdiction with respect to the sale of the Subscribed Shares shall have enacted, rendered, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby; and

(iii) all material conditions precedent to the Business Combination Closing set forth in the BCA shall have been satisfied (as determined by the applicable parties to the BCA) or waived by the applicable parties thereto in accordance with the requirements of the BCA (other than those conditions which, by their nature, are to be satisfied at the Business Combination Closing).

(b) The obligations of each party to consummate each Installment Offering Closing are subject to the satisfaction or valid waiver by each party of the conditions that, on such Installment Offering Closing Date:

(i) no governmental authority of competent jurisdiction with respect to the sale of the Subscribed Shares shall have enacted, rendered, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation (whether temporary, preliminary or permanent) which is then in effect and has the effect of making consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby;

(ii) the Assignment shall have been duly executed and delivered by each of the Company and PubCo; and

(iii) PubCo shall satisfy, unless waived by Subscriber, Sections 4(a) and 4(b) hereof (substituting the State of Delaware for the State of Wyoming in such sections).

(c) The obligations of the Company to consummate each Offering Closing are also subject to the satisfaction or valid waiver by the Company of the additional conditions that, on each Offering Closing Date:

(i) all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) at and as of such Offering Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality, which representations and warranties shall be true and correct in all respects) as of such date), and consummation of such Offering Closing shall constitute a reaffirmation by Subscriber of each of the representations, warranties and agreements of Subscriber contained in this Subscription Agreement as of such Offering Closing Date; and

(ii) Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to such Offering Closing.

(d) The obligations of Subscriber to consummate the Initial Offering Closing are also subject to the satisfaction or valid waiver by Subscriber of the additional conditions that, on the Initial Offering Closing Date:

(i) all representations and warranties of the Company contained in this Subscription Agreement shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects) at and as of the Initial Offering Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such date), and consummation of the Initial Offering Closing, shall constitute a reaffirmation by the Company of each of the representations, warranties and agreements of the Company contained in this Subscription Agreement as of the Initial Offering Closing Date;

(ii) the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Initial Offering Closing; and

(iii) with respect to the Initial Offering Closing only, the PubCo Common Stock shall have been approved for listing on the Nasdaq Stock Market LLC (“Nasdaq”) or the New York Stock Exchange subject to notice of issuance.

(e) The obligations of Subscriber to consummate each Installment Offering Closing are also subject to the satisfaction or valid waiver by Subscriber of the additional conditions that, on such Installment Offering Closing Date:

(i) the representations and warranties of the Company contained in Section 4(b) – (d) in this Subscription Agreement, with the substitution of PubCo for the Company, Installment Shares for Initial Shares and the State of Delaware for the State of Wyoming, shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect (as defined below), which representations and warranties shall be true and correct in all respects) at and as of such Installment Offering Closing Date (except for representations and warranties made as of a specific date, which shall be true and correct in all material respects (other than representations and warranties that are qualified as to materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of such date), as if made by PubCo, and consummation of the Installment Offering Closing shall constitute a reaffirmation by the Company of each of such representations and warranties as of such Installment Offering Closing Date.

4. Company Representations and Warranties. The Company represents and warrants to Subscriber that, as of the Execution Date and the Initial Offering Closing:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Wyoming and has the corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b) The Initial Shares have been duly authorized and, when issued and delivered to Subscriber against full payment therefor in accordance with the terms of this Subscription Agreement, the Initial Shares will be validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights created under the Company’s organizational documents or under the laws of the State of Wyoming.

(c) This Subscription Agreement has been duly authorized, executed and delivered by the Company and is enforceable against the Company in accordance with its terms, except as may be limited or otherwise by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(d) Assuming the accuracy of Subscriber’s representations and warranties in Section 5, the execution, delivery and performance of this Subscription Agreement and the offering of the Initial Shares in compliance herewith will be done in accordance with the rules of Nasdaq and none of the foregoing will result in (i) a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, license, lease or any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company is subject, which would have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company (a “Material Adverse Effect”) or materially affect the validity of the Initial Shares or the legal authority or ability of the Company to perform in all material respects its obligations under the terms of this Subscription Agreement; (ii) any violation of the provisions of the organizational documents of the Company; or (iii) any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties that would have a Material Adverse Effect or materially affect the validity of the Subscribed Shares or the legal authority or ability of the Company to perform in all material respects its obligations under the terms of this Subscription Agreement, subject, in the case of the foregoing clauses (i) and (iii) with respect to the consummation of the transactions therein contemplated.

(e) [Reserved].

(f) The Company has not entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other person to any broker’s or finder’s fee or any other commission or similar fee in connection with the transactions contemplated by this Subscription Agreement for which Subscriber could become liable (it being understood that Subscriber will effectively bear its pro rata share of any such expense indirectly as a result of its investment in the Company). The Company is not aware of any person that has been or will be paid (directly) remuneration for solicitation of purchasers in connection with the sale of the Subscribed Shares to Subscriber.

(g) Assuming the accuracy of the representations and warranties of Subscriber in Section 5, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the issuance of the Initial Shares pursuant to this Subscription Agreement, other than (i) filings required by applicable state securities laws, (ii) the filings required in accordance with the terms of this Subscription Agreement, (iii) those required by Nasdaq and (iv) those filings as to which the failure to obtain would not be reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(h) The Company is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have a Material Adverse Effect. The Company has not received any written communication from a governmental authority that alleges that the Company is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(i) The Company is not, and immediately after receipt of payment for the Initial Shares, will not be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(j) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 5, in connection with the offer, sale and delivery of the Subscribed Shares in the manner contemplated by this Subscription Agreement, it is not necessary to register the Subscribed Shares under the Securities Act of 1933, as amended (the “Securities Act”). The Subscribed Shares (i) were not offered to Subscriber by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws.

(k) Except for such matters as have not had and would not reasonably be expected to have a Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or, to the knowledge of the Company, threatened in writing against the Company or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against the Company.

(l) The Company understands that the foregoing representations and warranties shall be deemed material to and have been relied upon by Subscriber.

5. Subscriber Representations, Warranties and Covenants. Subscriber represents and warrants to the Company that, as of the Execution Date and each Offering Closing:

(a) Subscriber is either a U.S. investor or non-U.S. investor as set forth under its name on the signature page hereto, and accordingly represents the applicable additional matters under clause (i) or (ii) below:

(i) At the time Subscriber was offered the Subscribed Shares, it was, and as of the date hereof, Subscriber (i) is a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act) or an “accredited investor” (within the meaning of Rule 501(a) of Regulation D under the Securities Act) as indicated in the questionnaire attached as Exhibit A hereto, (ii) is acquiring the Subscribed Shares only for its own account, and (iii) is not acquiring the Subscribed Shares for the account of others, or on behalf of any other account or person or with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act. Subscriber is not an entity formed for the specific purpose of acquiring the Subscribed Shares.

(ii) [Reserved].

(b) Subscriber understands that the Subscribed Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that (i) the Initial Shares delivered at the Initial Offering Closing will not have been registered under the Securities Act and (ii) a registration statement under the Securities Act with respect to the Installment Shares may not be effective as of each Installment Offering Closing Date. Subscriber understands that the Subscribed Shares may not be resold, transferred, pledged (except in ordinary course prime brokerage relationships to the extent permitted by applicable law) or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the U.S. within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the U.S., and that any certificates (if any) or any book-entry securities representing the Initial Shares delivered at the Initial Offering Closing shall, and any certificates (if any) or any book-entry securities representing the Installment Shares may, contain a legend or restrictive notation to such effect in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR, THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES OR BLUE SKY LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT. THE COMPANY MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY PROPOSED TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS.

Subscriber acknowledges that the Subscribed Shares will not immediately be eligible for resale pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”) at the applicable time of their issuance. Subscriber understands and agrees that the Subscribed Shares, until registered under an effective registration statement, will be subject to transfer restrictions and, as a result of these transfer restrictions, Subscriber may not be able to readily resell the Subscribed Shares and may be required to bear the financial risk of an investment in the Subscribed Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscribed Shares.

(c) Subscriber understands and agrees that Subscriber is purchasing Subscription Shares directly from the Company or PubCo, as applicable. Subscriber further acknowledges that there have been no representations, warranties, covenants or agreements made to Subscriber by the Company or any of its officers or directors, expressly (other than those representations, warranties, covenants and agreements included in this Subscription Agreement) or by implication. Except for the representations, warranties and agreements of the Company expressly set forth in this Subscription Agreement, Subscriber is relying exclusively on its own sources of information, investment analysis and due diligence (including professional advice it deems appropriate) with respect to the Business Combination, the Subscribed Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Company and PubCo, including all business, legal, regulatory, accounting, credit and tax matters.

(d) Subscriber’s acquisition and holding of the Subscribed Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

(e) Subscriber acknowledges and agrees that Subscriber has received such information as Subscriber deems necessary in order to make an investment decision with respect to the Subscribed Shares. Without limiting the generality of the foregoing, Subscriber acknowledges that it has received and carefully reviewed the following items (collectively, the “Disclosure Documents”): (i) the prospectus filed in connection with initial public offering of SPAC (the “IPO Prospectus”), (ii) each filing made by SPAC with the United States Securities and Exchange Commission (the “SEC”) following the filing of the IPO Prospectus through the date of this Agreement, (iii) the BCA, a copy of which will be filed by SPAC with the SEC, and (iv) the investor presentation by SPAC (the “Investor Presentation”), a copy of which will be furnished by SPAC to the SEC. The undersigned understands the significant extent to which certain of the disclosures contained in items (i) and (ii) above shall not apply following the Business Combination Closing. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask questions of the Company’s and SPAC’s management, receive such answers and obtain such information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed Shares. Subscriber has conducted its own investigation of SPAC and the Company and the Subscribed Shares and Subscriber has made its own assessment and have satisfied itself concerning the relevant tax and other economic considerations relevant to its investment in the Subscribed Shares. Subscriber further acknowledges that the information contained in the Disclosure Documents is subject to change, and that any changes to the information contained in the Disclosure Documents, including any changes based on updated information or changes in terms of the Business Combination, shall in no way affect Subscriber’s obligation to purchase the Subscribed Shares hereunder, except as otherwise provided herein, and that, in purchasing the Subscribed Shares, Subscriber is not relying upon any projections contained in the Investor Presentation.

(f) Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subscribed Shares, including those set forth in the Disclosure Documents. Subscriber is a sophisticated investor, experienced in investing in private placement transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, and has exercised independent judgment in evaluation its participation in the purchase of the Subscribed Shares. Subscriber has determined based on its own independent review, and has sought such professional advice as it deems appropriate, that its purchase of the Subscribed Shares (i) is fully consistent with its financial needs, objectives and condition, (ii) complies and is fully consistent with all investment policies, guidelines and other restrictions applicable to Subscriber, (iii) has been duly authorized and approved by all necessary action, (iv) does not and will not violate or constitute a default under its charter, by-laws or other constituent document or under any law, rule, regulation, agreement or other obligation by which Subscriber is bound and (v) is a fit, proper and suitable investment for Subscriber, notwithstanding the substantial risks inherent in investing in or holding the Subscribed Shares. Subscriber is able to bear the substantial risks associated with its purchase of the Subscribed Shares, including the loss of its entire investment therein.

(g) Subscriber became aware of this offering of the Subscribed Shares solely by means of direct contact between Subscriber and the Company or a representative of the Company, and the Subscribed Shares were offered to Subscriber solely by direct contact between Subscriber and the Company or a representative of the Company. Subscriber acknowledges that the Company represents and warrants that the Subscribed Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. Subscriber has a substantive pre-existing relationship with the Company, SPAC or their respective affiliates. Neither Subscriber, nor any of its directors, officers, employees, agents, shareholders or partners has either directly or indirectly, including through a broker or finder, (i) to its knowledge, engaged in any general solicitation, or (ii) published any advertisement in connection with the offering of the Subscribed Shares.

(h) In making its decision to purchase the Subscribed Shares, Subscriber has relied solely upon independent investigation made by Subscriber and the representations and warranties of the Company set forth herein. Subscriber acknowledges and agrees that Subscriber had access to, and an adequate opportunity to review, financial and other information as Subscriber deems necessary in order to make an investment decision with respect to the Subscribed Shares.

(i) Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of this offering of the Subscribed Shares.

(j) Subscriber has been duly formed or incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation.

(k) The execution, delivery and performance by Subscriber of this Subscription Agreement are within the powers of Subscriber, have been duly authorized and will not constitute or result in a breach or default under or conflict with any federal or state law, statute, rule or regulation applicable to Subscriber, any order, ruling or regulation of any court or other tribunal or of any governmental commission or agency, or any agreement or other undertaking, to which Subscriber is a party or by which Subscriber is bound, and, if Subscriber is not an individual, will not violate any provisions of Subscriber’s organizational documents. The signature on this Subscription Agreement is genuine, and the signatory, if Subscriber is an individual, has legal competence and capacity to execute the same or, if Subscriber is not an individual the signatory has been duly authorized to execute the same, and this Subscription Agreement constitutes a legal, valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms.

(l) Neither the due diligence investigation conducted by Subscriber in connection with making its decision to acquire the Subscribed Shares nor any representations and warranties made by Subscriber herein shall modify, amend or affect Subscriber’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained herein.

(m) Subscriber is not (i) a person named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the U.S. and administered by OFAC (“OFAC List”), owned or controlled by, or acting on behalf of, a person, that is named on an OFAC List, or a person prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank or (iv) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, the Crimea, Donetsk or Luhansk regions of Ukraine or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, or any other country or territory embargoed or subject to substantial trade restrictions by the U.S. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that Subscriber is permitted to do so under applicable law. If Subscriber is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by Subscriber and used to purchase the Subscribed Shares were legally derived.

(n) Neither Subscriber, nor, to the extent it has them, any of its equity holders, managers, general or limited partners, directors, affiliates or executive officers (collectively with Subscriber, the “Covered Persons”), are subject to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). Subscriber has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The acquisition of the Subscribed Shares by Subscriber will not subject the Company to any Disqualification Event.

(o) [Reserved].

(p) Subscriber acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company and PubCo.

(q) Subscriber has, and on each date any portion of the purchase price for the Initial Shares or the Installment Shares, as applicable, would be required to be funded to the Company pursuant to this Subscription Agreement will have, sufficient immediately available funds to pay the applicable purchase price.

(r) If Subscriber is an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to Section 4975 of the Code, or an employee benefit plan that is a governmental plan (as defined in Section 3(32) of ERISA), a church plan (as defined in Section 3(33) of ERISA), a non-U.S. plan (as described in Section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or Section 4975 of the Code, Subscriber represents and warrants that (i) neither the Company, PubCo, nor any of its respective affiliates has acted as the Plan’s fiduciary, or has been relied on for advice, with respect to its decision to acquire and hold the Subscribed Shares, and none of the Company, SPAC, PubCo, nor any of their respective affiliates shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Subscribed Shares and (ii) the acquisition and holding of the Subscribed Shares.

(s) [Reserved].

(t) Subscriber understands that the foregoing representations and warranties shall be deemed material to and have been relied upon by the Company.

6. Registration Rights.

(a) The Company agrees that, within thirty (30) calendar days after the Initial Offering Closing, it will cause PubCo to file with the SEC (at PubCo’s sole cost and expense) a registration statement (the “Registration Statement”) registering the resale of the Registrable Securities (as defined below), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof. The Company agrees that it will use its commercially reasonable efforts to cause such Registration Statement or another registration statement (which may be a “shelf” registration statement) to remain effective until the earlier of (i) two years from the issuance of the Initial Offering Shares, (ii) the date on which Subscriber ceases to hold the Registrable Securities covered by such Registration Statement, or (iii) on the first date on which Subscriber can sell all of its Registrable Securities under Rule 144 without limitation as to the manner of sale or the amount of such equity interests that may be sold. Subscriber agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of the Registrable Securities to the Company upon request to assist the Company in making the determination described above. The Company’s obligations to include the Registrable Securities in the Registration Statement are contingent upon Subscriber furnishing in writing to the Company such information regarding Subscriber, the Registrable Securities held by Subscriber and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations. The Company will provide a draft of the Registration Statement to Subscriber for review reasonably in advance of filing the Registration Statement. In no event shall Subscriber be identified as a statutory underwriter in the Registration Statement unless requested by the SEC; provided, that if the SEC requests that Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have an opportunity to withdraw from the Registration Statement. “Registrable Securities” shall include the Subscribed Shares acquired pursuant to this Subscription Agreement and any other equity security issued or issuable with respect to the Subscribed Shares by way of share split, dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise, but not, for the avoidance of doubt, any other equity security of the Company owned or acquired by Subscriber.

(b) The Company shall, at its sole expense, advise Subscriber within five (5) business days: (i) when a Registration Statement or any amendment thereto has been filed with the SEC and when a Registration Statement or any post-effective amendment thereto has become effective; (ii) after it shall have received notice or obtained knowledge thereof, of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and (iv) subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein do not include any untrue statements of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading. Upon the occurrence of any event contemplated in the foregoing clause (iv), except for such times as the Company is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Company shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) The Company may delay filing or suspend the use of any such registration statement if it determines that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed, or if such filing or use could materially affect a bona fide business or financing transaction of the Company or would require premature disclosure of information that could materially adversely affect the Company (each such circumstance, a “Suspension Event”); provided, that the Company (i) may not delay or suspend the Registration Statement on more than two (2) occasions or for more than seventy-five (75) consecutive calendar days, or more than one hundred twenty (120) total calendar days, in each case during any twelve (12) month period, and (ii) shall use commercially reasonable efforts to make such registration statement available for the sale by Subscriber of such Registrable Securities as soon as practicable thereafter. Upon receipt of any written notice from the Company of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that it will (i) immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until

Subscriber receives (A) (x) copies of a supplemental or amended prospectus that corrects the misstatement(s) or omission(s) referred to above and (y) notice that any post-effective amendment has become effective or (B) notice from the Company that it may resume such offers and sales, and (ii) maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by applicable law. If so directed by the Company, Subscriber will deliver to the Company or destroy all copies of the prospectus covering the Registrable Securities in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply to (i) the extent Subscriber is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (ii) copies stored electronically on archival servers as a result of automatic data back-up.

(d) From and after the Offering Closing, the Company agrees to indemnify and hold Subscriber, each person, if any, who controls Subscriber within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of Subscriber within the meaning of Rule 405 under the Securities Act, and each broker, placement agent or sales agent to or through which Subscriber effects or executes the resale of any Registrable Securities (collectively, the “Subscriber Indemnified Parties”), harmless against any and all losses, claims, damages and liabilities (including any reasonable out-of-pocket legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, “Losses”) incurred by Subscriber Indemnified Parties directly that are caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement which covers the Registrable Securities (including, in each case, the prospectus contained therein) or any amendment thereof (including the prospectus contained therein) or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, except to the extent insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by Subscriber expressly for use therein. Notwithstanding the forgoing, the Company’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Company (which consent shall not be unreasonably withheld, delayed or conditioned).

(e) From and after the Offering Closing, Subscriber agrees to, severally and not jointly with any other selling stockholders using the applicable registration statement, indemnify and hold the Company, and the officers, employees, directors, partners, members, attorneys and agents of the Company, each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Company within the meaning of Rule 405 under the Securities Act (collectively, the “Company Indemnified Parties”), harmless against any and all Losses incurred by Company Indemnified Parties directly that are caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any other registration statement which covers the Registrable Securities (including, in each case, the prospectus contained therein) or any amendment thereof (including the prospectus contained therein) or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made), not misleading, to the extent insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by Subscriber expressly for use therein. Notwithstanding the forgoing, Subscriber’s indemnification obligations shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of Subscriber (which consent shall not be unreasonably withheld, delayed or conditioned).

7. [Reserved].

8. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earlier to occur of: (a) the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement; (b) such date and time as the BCA is terminated in accordance with its terms; or (c) written notice by either party to the other party to terminate this Subscription Agreement if the transactions contemplated by this Subscription Agreement are not consummated on or prior to the Outside Date (as defined in, and including any extension made in compliance with the terms of, the BCA); provided that (i) nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach, and (ii) the provisions of Sections 10 and 11 of this Subscription Agreement will survive any termination of this Subscription Agreement and continue indefinitely. The Company shall notify Subscriber of the termination of the BCA promptly after the termination of such agreement. Upon the termination of this Subscription Agreement in accordance with this Section 8, any monies paid by Subscriber to the Company for the purchase of Subscribed Shares hereunder shall be promptly returned to Subscriber.

9. [Reserved].

10. Miscellaneous.

(a) Neither this Subscription Agreement nor any rights or obligations that may accrue to Subscriber hereunder (other than the Subscribed Shares acquired hereunder, if any, subject to applicable securities laws) may be transferred or assigned by Subscriber without the prior written consent of the Company (or its successor or assignee), and any purported transfer or assignment without such consent shall be null and void ab initio, provided, however, that the rights and obligations of the Company hereunder shall be automatically assigned to PubCo in their entirety immediately upon the Business Combination Closing.

(b) The Company (or its successor or assignee) may request from Subscriber such additional information as it may reasonably deem necessary to evaluate the eligibility of Subscriber to acquire the Subscribed Shares, and Subscriber shall provide such information promptly upon such request, it being understood by Subscriber that the Company may without any liability hereunder reject Subscriber’s subscription prior to the Initial Offering Closing Date in the event Subscriber fails to provide such additional information requested by the Company to evaluate Subscriber’s eligibility or the Company determines that Subscriber is not eligible. On or prior to each Offering Closing Date, the Company (and its successor or assignee) and Subscriber shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the subscription as contemplated by this Subscription Agreement.

(c) Subscriber acknowledges that the Company and others will rely on the acknowledgments, understandings, agreements, representations and warranties of Subscriber contained in this Subscription Agreement as if they were made directly to them. Prior to each Offering Closing, Subscriber agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate such that the conditions set forth in Sections 3(c)(i) and 3(c)(ii) would not be satisfied as of each Offering Closing. Subscriber agrees that the purchase by Subscriber of Subscribed Shares from the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by Subscriber as of the time of such purchase. Except as expressly set forth herein, this Subscription Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successors and assigns.

(d) The Company is entitled to rely upon this Subscription Agreement and the representations and warranties contained herein and is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Subscriber shall not issue any press release or make any other similar public statement with respect to the transactions contemplated hereby without the prior written consent of the Company (such consent not to be unreasonably withheld or delayed).

(e) All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive each Offering Closing.

(f) This Subscription Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such modification, waiver, or termination is sought. No failure or delay in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or other exercise of any right, power or privilege hereunder.

(g) This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(h) This Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns.

(i) If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect. Upon such determination that any provision is invalid, illegal or unenforceable, the parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

(j) This Subscription Agreement may be executed in one or more counterparts (including by facsimile or electronic mail or in .pdf) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(k) The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise.

(l) Subscriber hereby consents to the publication and disclosure in any press release issued by the Company or PubCo or Form 8-K filed by PubCo with the SEC in connection with the closing of the Business Combination and the filing of any related documentation with the SEC (and, as and to the extent otherwise required by the federal securities laws or the SEC or any other securities authorities, any other documents or communications provided by PubCo or the Company to any governmental authority or to security holders of the Company or PubCo) of Subscriber’s identity and beneficial ownership of the Subscribed Shares and the nature of Subscriber’s commitments, arrangements and understandings under and relating to this Subscription Agreement and, if deemed appropriate by PubCo, a copy of this Subscription Agreement or the form hereof. Subscriber will promptly provide any information reasonably requested by the Company or PubCo for any regulatory application or filing made or approval sought in connection with the Business Combination or the Business Combination Closing (including filings with the SEC).

(m) This Subscription Agreement and all actions arising out of or in connection with this Subscription Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles relating to conflict of laws that would result in the applicable of the laws of any other jurisdiction. Each party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the state and federal courts seated in New York County, New York (and any appellate courts thereof) in any action or proceeding arising out of or relating to this Subscription Agreement, and each of the parties hereby irrevocably and unconditionally (a) agrees not to commence any such action or proceeding except in such courts, (b) agrees that any claim in respect of any such action or proceeding may be heard and determined in such court, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such court, and (d) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Each party agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other proceeding relating to the transactions contemplated by this Subscription Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 10(n). Nothing in this Section 10(m) shall affect the right of any party to serve legal process in any other manner permitted by law. EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY IRREVOCABLY WAIVES THE RIGHT TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION, DISPUTE, CLAIM, LEGAL ACTION OR OTHER LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(n) All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered in person, (ii) when delivered by facsimile or email, with affirmative confirmation of receipt, (iii) one business day after being sent, if sent by reputable, internationally recognized overnight courier service or (iv) three (3) business days after being mailed, if sent by registered or certified mail, prepaid and return receipt requested, in each case to the applicable party at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company, to: Michael Zacharski Brand Engagement Network, Inc. 145 E. Snow King Ave - PO Box 1045 Jackson, WY 83001 Telephone No.: (***) ***-**** Email: *******	with a copy (which shall not constitute notice) to: Haynes and Boone, LLP 2323 Victory Ave., Suite 700 Dallas, TX 75219 Attn: Matthew L. Fry, Esq. Telephone No.: (***) ***-**** Email: *******

Notice to Subscriber shall be given to the address underneath Subscriber’s name on the signature page hereto.

(o) The headings set forth in this Subscription Agreement are for convenience of reference only and shall not be used in interpreting this Subscription Agreement. In this Subscription Agreement, unless the context otherwise requires: (i) whenever required by the context, any pronoun used in this Subscription Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; and (iii) the words “herein”, “hereto” and “hereby” and other words of similar import in this Subscription Agreement shall be deemed in each case to refer to this Subscription Agreement as a whole and not to any particular portion of this Subscription Agreement. As used in this Subscription Agreement, the term: (x) “business day” shall mean any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business (excluding as a result of “stay at home”, “shelter-in-place”, “non-essential employee” or any other similar orders or restrictions or the closure of any physical branch locations at the direction of any governmental authority so long as the electronic funds transfer systems, including for wire transfers, of commercially banking institutions in New York, New York are generally open for use by customers on such day); (y) “person” shall refer to any individual, corporation, partnership, trust, limited liability company or other entity or association, including any governmental or regulatory body, whether acting in an individual, fiduciary or any other capacity; and (z) “affiliate” shall mean, with respect to any specified person, any other person or group of persons acting together that, directly or indirectly, through one or more intermediaries controls, is controlled by or is under common control with such specified person (where the term “control” (and any correlative terms) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, by contract or otherwise).

(p) At each Offering Closing, as applicable, the parties hereto shall execute and deliver such additional documents and take such additional actions as the parties may reasonably deem practical and necessary in order to consummate the offering as contemplated by this Subscription Agreement.

11. Non-Reliance and Exculpation. Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person other than the statements, representations and warranties of the Company contained in the Disclosure Documents in making its investment or decision to invest in the Company. Subscriber agrees that no other purchaser pursuant to other subscription agreements entered into in connection with the offering contemplated hereby (including the controlling persons, members, officers, directors, partners, agents, employees or other Representatives of any such other purchaser) shall be liable to Subscriber pursuant to this Subscription Agreement for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Subscribed Shares.

{SIGNATURE PAGES FOLLOW}

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BRAND ENGAGEMENT NETWORK INC.

By:	/s/ Michael Zacharski
Name: Michael Zacharski
Title: Chief Executive Officer

{Signature Page to Subscription Agreement}

{SUBSCRIBER SIGNATURE PAGE TO THE SUBSCRIPTION AGREEMENT}

IN WITNESS WHEREOF, the undersigned has caused this Subscription Agreement to be duly executed by its authorized signatory as of the date first indicated above.

Name(s) of Subscriber:	AFG Companies Inc.

Signature of Authorized Signatory of Subscriber:	/s/ Ralph Wright Brewer III

Name of Authorized Signatory:	Ralph Wright Brewer III

Title of Authorized Signatory:	Chief Executive Officer

Address for Notice to Subscriber:

********

Attention:	Ralph Wright Brewer III

Email:	********

Facsimile No.:	********

Telephone No.:	********

Address for Delivery of Subscribed Shares to Subscriber (if not same as address for notice):

Subscription Amount: $32.5 million

Number of Subscribed Shares:

Subscriber status (mark one): ☒ U.S. investor ☐ Non-U.S. investor

EIN Number: ********

Exhibit A

Accredited Investor Questionnaire

(To Be Completed by U.S. Investors Only)

[Intentionally Omitted]

A-1